UNITED STATES
	SECURITIES AND EXCHANGE COMMISSION
	          Washington, DC 20549

		     FORM 8-K
		CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


      		June 30, 2003
 	    (Date of earliest event reported)


     	          Driver-Harris Company
 (Exact name of registrant as specified in its chapter)

               New Jersey
(State or other jurisdiction of incorporation or organization)

1-2121
(Commission file number: 1-1212)

22-0870220
(I.R.S. Employer Identification No.)





                                  200 Madison Avenue
                             Convent Station, New Jersey
                                        07960
                     (address of princial executive offices)
      		         07960
	                      (Zip Code)

      Registrant's telephone number, including area code
                                   973-267-8100


	Not Applicable
(Former name or Former Address, if changed Since last Report)

Item 5.  Other Events and Regulation FD Disclosure

The Company reported that it has received notification from the American Stock Exchange "AMEX" of its intention to initiate the removal of the common stock of the Company from listing and registration on the exchange. The AMEX states that it is taking this action due to (i) the Company's failure to regain compliance with continued listing standards over the past fourteen months,
(ii) the "going concern" opinion received from the Company's independent auditors for the year ended December 31, 2002 and
(iii) the Company's deficiency in paying annual listing fees.

The Company is presently considering whether to appeal this decision through a process available to it in accordance with AMEX rules.


	 	     SIGNATURES

Pursuant to the requirements of the Security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herunto duly authorized.

				Driver-Harris Company
				      (Registrant)

June 30, 2003	                         /S/ Frank L. Driver
(Date)		                     Name: Frank Driver
			      Title: Chief Financial Officer
		                	(Signature)